UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 18, 2015
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LEIDOS HOLDINGS, INC.
LEIDOS, INC.
(Exact name of registrant as specified in its charter)
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DELAWARE	001-33072 000-12771	20-3562868 95-3630868

(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

11951 Freedom Drive, Reston, Virginia	20190

(Address of Principal Executive Offices)	(Zip Code)
Registrants’ telephone number, including area code: (571) 526-6000
N/A
 (Former names or former addresses if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
The sole purpose of this amendment to the registrants’ Current Report on Form 8-K, previously filed on December 21, 2015, is to correct the effective date of Mr. Sharp’s resignation to January 8, 2016.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    On December 18, 2015, Kenneth P. Sharp informed Leidos Holdings, Inc. and Leidos, Inc. that he will resign as the registrants’ Senior Vice President, Chief Accounting Officer and Corporate Controller effective January 8, 2016, in order to accept a position at another company. James C. Reagan, the company’s Chief Financial Officer, will assume the responsibilities of principal accounting officer pending the appointment of a successor to Mr. Sharp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.
By:	/s/ Raymond L. Veldman
	Name:	Raymond L. Veldman
	Title:	Senior Vice President, Deputy General Counsel and Secretary

LEIDOS, INC.
By:	/s/ Raymond L. Veldman
	Name:	Raymond L. Veldman
	Title:	Senior Vice President, Deputy General Counsel and Secretary

Dated:  December 22, 2015